First Sierra Equipment Lease Trust 1996-2
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

ADCPB Balance
-------------
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 13,023,584.29
Current Month ADCPB (Before addition of New Property)             12,437,491.31
Base Principal Amount (Prior - Current)                              586,092.99
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    12,437,491.31

Class A Interest Schedule
-------------------------

       Prior Month Class A Principal Balance                      10,273,024.28
       Class A Certificate Rate                                            6.29%
       One twelfth of Class A Certificate Rate                             0.52%
       Class A Certificate Interest                                   53,847.77
       Prior Month Class A Overdue Interest                                0.00

       Class A Interest Due                                           53,847.77
       Class A Interest Paid                                          53,847.77

       Current Month Class A Overdue Interest                              0.00

Class A Principal Schedule
--------------------------

       Prior Month Class A Principal Balance                      10,273,024.28
       Class A Percentage                                                 88.00%
       Base Principal Amount                                         586,092.99
                                                                  -------------
       Class A Base Principal Distribution Amount                    515,761.83
       Prior Month Class A Overdue Principal                               0.00
                                                                  -------------
       Total A Note Principal Due                                    515,761.83
       Additional amount due for floor payment                        85,032.87
       Additional Class A Principal Due                                    0.00
                                                                  -------------
       Class A Principal Paid                                        600,794.70

       Class A Overdue Principal                                           0.00
                                                                  -------------

       Current Month Class A Principal Balance                     9,672,229.58

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001


Class B-1 Interest Schedule
---------------------------

       Prior Month Class B-1 Principal Balance                     350,216.42
       Class B-1 Certificate Rate                                        7.01%
       One twelfth of Class B-1 Certificate Rate                         0.58%
       Class B-1 Certificate Interest                                2,045.85
       Prior Month Class B-1 Overdue Interest                            0.00

       Class B-1 Interest Due                                        2,045.85
       Class B-1 Interest Paid                                       2,045.85

       Current Month Class B-1 Overdue Interest                          0.00

Class B-1 Principal Schedule
----------------------------

       Prior Month Class B-1 Principal Balance                     350,216.42
       Class B-1 Percentage                                              3.00%
       Base Principal Amount                                       586,092.99
       Class B-1 Base Principal Distribution Amount                 17,582.79
       Prior Month B-1 Overdue Principal                                 0.00
       Additional amount due for floor payment                       2,898.85
       Total B-1 Note Principal Due                                 20,481.64
                                                                  -----------

       Class B-1 Principal Paid                                     20,481.64


       Class B-1 Overdue Principal                                       0.00

       Current Month Class B-1 Principal Balance                   329,734.78

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001


Class B-2 Interest Schedule
---------------------------

       Prior Month Class B-2 Principal Balance                     291,847.20
       Class B-2 Certificate Rate                                        8.22%
       One twelfth of Class B-2 Certificate Rate                         0.69%
       Class B-2 Certificate Interest                                1,999.15
       Prior Month Class B-2 Overdue Interest                            0.00

       Class B-2 Interest Due                                        1,999.15
       Class B-2 Interest Paid                                       1,999.15

       Current Month Class B-2 Overdue Interest                          0.00

Class B-2 Principal Schedule
----------------------------

       Prior Month Class B-2 Principal Balance                     291,847.20
       Class B-2 Percentage                                              2.50%
       Base Principal Amount                                       586,092.99
       Class B-2 Base Principal Distribution Amount                 14,652.32
       Prior Month B-1 Overdue Principal                                 0.00
       Additional amount due for floor payment                       2,415.71
       Total B-2 Note Principal Due                                 17,068.03

       Class B-2 Principal Paid                                     17,068.03

       Class B-2 Overdue Principal                                       0.00

       Current Month Class B-2 Principal Balance                   274,779.17


First Sierra Equipment Lease Trust 1996-2
---------------------------------------------------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001
Floor Test

    Initial ADCPB                                                                                       72,024,925.77
    Floor percent                                                                                                3.00%
                                                                                                        -------------
    Floor                                                                                                2,160,747.77

    Ending ADCPB                                                                                        12,437,491.31

    less
    Beginning Balance - Class A                                           10,273,024
    Beginning Balance - Class B1                                             350,216
    Beginning Balance - Class B2                                             291,847
                                                                          ----------
                                                                          10,915,088
    less
    Current Month Payment - Class A                                          515,762
    Current Month Payment - Class B1                                          17,583
    Current Month Payment - Class B2                                          14,652
                                                                          ----------
                                                                             547,997                    10,367,090.96

    Excess of ending ADCPB over Note balance after initial payments                                      2,070,400.35

    Excess (deficit) of excess balance over floor                                                          (90,347.43)
    Cash available after payment of regular payments                                                       312,735.19
                                                                                                        -------------
    Additional payment to certificate holders                                                               90,347.43


Adjusted Floor Test
    Ending ADCPB                                                                                        12,437,491.31

     less
       Beginning Balance - Class A                                        10,273,024
       Beginning Balance - Class B1                                          350,216
       Beginning Balance - Class B2                                          291,847
                                                                          ----------
                                                                          10,915,088
     less
       Current Month Payment - Class A                                       600,795
       Current Month Payment - Class B1                                       20,482
       Current Month Payment - Class B2                                       17,068
                                                                          ----------
                                                                             638,344                    10,276,743.54

  Excess of ending ADCPB over Note balance after initial payments                                        2,160,747.77

  Excess (deficit) of excess balance over floor                                                                  0.00


First Sierra Equipment Lease Trust 1996-2
-------------------------------------------------------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

Servicing Fee Schedule
----------------------

    Prior Month ADCPB                                                     13,023,584
    Servicer Fee Rate                                                         0.5000%
    One-twelfth                                                               0.0417%
    Servicer Fee                                                            5,426.49

    Prior Servicer Fee Arrearage                                                0.00
    Servicer Fee Due                                                        5,426.49

    Servicer Fee Paid                                                       5,426.49

    Current Servicing Fee Arrearage                                             0.00

Back-Up Servicing Fee Schedule
------------------------------

    Prior Month ADCPB                                                     13,023,584
    Back-Up Servicer Fee Rate                                                 0.0200%
    One-twelfth                                                               0.0017%
    Back-up Servicer Fee                                                      217.06

    Prior Back-Up Servicer Fee Arrearage                                        0.00
    Total Back-Up Servicer Fee Due                                            217.06

    Back-Up Servicer Fee Paid                                                 217.06

    Current Back-Up Servicing Fee Arrearage                                     0.00


Trustee Fee Schedule
--------------------

    Trustee Fee                                                               291.67
    Trustee Fee Rate                                                          0.0100%

    Prior Trustee Fee Arrearage                                                 0.00
    Total Trustee Fee Due                                                     291.67

    Trustee Fee Paid                                                          291.67

    Current Trustee Fee Arrearage                                               0.00


Certificate Premium Schedule
----------------------------

    Class A Certificate Principal Balance                              10,273,024.28
    Monthly Premium Rate                                                      0.0200%
    Prior Premium Arrearage                                                     0.00
    Premium Amount Due                                                      2,055.00

    Premium Amount Paid                                                     2,055.00

    Current Premium Arrearage                                                   0.00

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

Early Amortization Events
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

Restricting Event Calculations
------------------------------
        (a)   Event of Servicer Termination (Yes/No)                No
                                                                 ---------

        (b)   Certificate Insurer makes an Insured Payment          No
                                                                 ---------

        (a)   Gross Charge-Off Event (Yes/No)                       No
                                                                 ---------

        (b)   Delinquency Trigger Event                             No
                                                                 ---------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)      Any failure by the Servicer to submit a Monthly Statement pursuant to
          Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001


Gross Charge-Offs (>=160 and accounts bought back by source)
------------------------------------------------------------

                                                    Gross                             Gross                              Monthly
                                                  Defaults         Recoveries      Charge-Offs         ADCPB           Charge-Offs
                                                  --------         ----------      -----------         -----           -----------

                 2 months prior                      2,716            3,894          (1,179)        13,926,160               -0.10%
                 1 month prior                           0           14,456         (14,456)        13,096,177               -1.32%
                 Current                                 0            2,233          (2,233)        12,471,970               -0.21%


                 3 Month Gross Charge-Off Ratio                                                                             -0.55%
                 Maximum Allowed                                                                                             2.50%

30+ Delinquencies
-----------------

                                                                                                                      Monthly
                                                Delinquencies                ADCPB                                  Delinquencies
                                                -------------                -----                                  -------------

                 2 months prior                          840,673              13,926,160                                     6.04%
                 1 month prior                           973,189              13,096,177                                     7.43%
                 Current month                           840,320              12,471,970                                     6.74%

                                          Delinquency Ratio:                                                                 6.74%
                                          Maximum Delinquency Ratio:                                                         7.00%

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001
Issuer Restricting Event Calculations
-------------------------------------

           (a)   Gross Defaults (>=180)                                                                                   No
                                                                                                                  -----------------

           (b)   Issuer Delinquency Trigger Ratio                                                                         No
                                                                                                                  -----------------

Gross Defaults (>=180)
----------------------

                                                                                                   Monthly
                                               Gross Defaults                ADCPB              Gross Defaults

                 Current                                          0               12,471,970              0.0000%
                 1 month prior                                    0               13,096,177              0.0000%
                 2 months prior                                   0               13,926,160              0.0000%
                                                                 --              -----------              -------
                 Sum/Average                                      0               13,164,769              0.0000%
                                                                                                               4
                                                                                                               -
                 Gross Defaults                                                                             0.00%

                           i A            Subordinated Percentage                                          19.58%
                          ii B            WAL of Remaining Leases                                           2.08
                                          Two                                                               2.00
                                          Ratio (i/ii)/2                                                    4.72%



Issuer Delinquency Trigger Ratio (90+ days)
-------------------------------------------

                                                                                                   Monthly
                                                Delinquencies                ADCPB              Delinquencies
                                                -------------                -----              -------------
                 2 months prior                             109,819               13,926,160                0.79%
                 1 month prior                              295,471               13,096,177                2.26%
                 Current month                              149,034               12,471,970                1.19%


                                          Issuer Delinquency Trigger Ratio:                                 1.41%
                                          Maximum Ratio Allowed:                                            2.50%


Early Amortization Event
------------------------

           (1)   Is Subordinate Interest less than 8.86% of ADCPB?                                    No
                                                                                             ---------------------

           (2)   Has a Gross Charge-Off Event Occurred?                                               No
                                                                                             ---------------------

           (3)   Has a Delinquency Event Occurred?                                                    No
                                                                                             ---------------------

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

           Aging/Delinquency Statistics
           ----------------------------

                                                                                              ADCPB          Total
           Current                                                                                11,631,651               93.26%
           31-60 Days Past Due                                                                       226,801                1.82%
           61-90 Days Past Due                                                                       464,485                3.72%
           91+ Days Past Due                                                                         149,034                1.19%
                                                                                               -------------              ------

           Total                                                                                  12,471,970              100.00%


           Certificate Factors
           -------------------

           Class A Notes                                                                         0.152603331
           Class B-1 Notes                                                                       0.152603206
           Class B-2 Notes                                                                       0.152603295


           Substitution Limits [Section 7]
           -------------------------------

           ADCPB as of Cut-Off Date                                                            72,024,925.77
           Maximum Substitution (10% of Initial)                                                7,202,492.58
           Maximum Substitution for Defaulted Contracts (5% of Initial)                         3,601,246.29

           Prior month Cumulative ADCPB Substituted                                             4,180,301.05
           Current month ADCPB Substituted                                                        125,266.29
                                                                                               -------------
           Cumulative ADCPB Substituted                                                         4,305,567.34

           Prior month Cumulative ADCPB Substituted for Defaulted Contracts                     1,320,928.59
           Current month ADCPB Substituted Defaulted Contracts                                             -
                                                                                               -------------
           Cumulative ADCPB Substituted for Defaulted Contracts                                 1,320,928.59


           Portfolio Prepayment Statistics
           -------------------------------

           Prior month Cumulative ADCPB prepaid                                                12,027,965.78
           Current month ADCPB prepaid                                                             99,129.78
                                                                                               -------------
           Cumulative ADCPB prepaid                                                            12,127,095.56

           Prior month Cumulative ADCPB Defaulted                                               4,537,285.31
           Current month ADCPB Defaulted                                                                   -
                                                                                               -------------
           Cumulative ADCPB Defaulted                                                           4,537,285.31

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001


--------------------------------------------------------------------------------

Beginning Account Balances                                                                             197,357.23
--------------------------

Lockbox Account
---------------
        Transfer of prior period Payments not yet transferred to Collection Account                   (130,894.04)
        Transfer of prior period Excluded Amounts not yet transferred                                  (52,481.56)
        Collections Received [5.02 (b)(d)]                                                             997,123.03
        Excluded Amounts [5.02 (d)][Definition]                                                       (365,052.99)
        Collections on Deposit due Collection Account [5.02 (d)]                                      (403,443.23)

        Ending Balance                                                                                 242,608.44


Collection Account
------------------
        Beginning Balance, May 1, 2001                                                                                  449,197.77
        ------------------------------

        Activities related to Collection Period ended May 1, 2001
        ---------------------------------------------------------
        Add:  Servicer Advance                                                                                          339,206.64
        Add:  Payments due Collection Account from last 2 business days prior period                                    132,863.84
        Add:  Add'l transfers                                                                                                 0.00
        Add:  Amounts to Collection Acct from Security deposit account                                                        0.00
        Less: Total distributions on  May 10, 2001                                                                     (921,268.25)
        Activities related to Collection Period ended June 1, 2001
        ----------------------------------------------------------
        Aggregate Amount of Actual Payments [6.01 b (i)]                                                                403,443.23
        Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                           0.00
        Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                       0.00
        Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                  0.00
        Add:  Any Investment Earnings [6.01 b (v)]                                                                        1,133.56
        Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                            0.00
        Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                         0.00
        Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                                   0.00
        Add:  Security Deposits Related to Prepayment                                                                         0.00
        Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                                      0.00
        Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                    0.00
        Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                                       0.00
        Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                         0.00

        Ending balance on May 31, 2001 and June 1, 2001                                                                 404,576.79

        Add:  Servicer Advances to be deposited on Determination Date                                                   321,304.29
        Add:  Payments due Collection Acct from last 3 business days                                                    200,734.04
        Add:  Payments not yet transferred to the Collection Account                                                          0.00
        Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                                            0.00

        Adjusted Collection Account Balance                                                                             926,615.12

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

Security Deposit Account
------------------------

        Beginning Balance                                                                                    0.00
        Add:  Balance deposited on closing date                                                              0.00
        Add:  Security Deposits [6.02 b]                                                                     0.00
        Less: Amounts to Collection Account [6.02 c]                                                         0.00
        Add:  Investment Earnings                                                                            0.00
                                                                                                             ----

        Ending balance on May 31, 2001                                                                       0.00

        Less: Amounts to Collection Account [6.02 c]                                                         0.00

        Adjusted Security Deposit Account Balance                                                            0.00


New Transferred Property Funding Account
----------------------------------------

        Beginning Balance                                                                                                   0.00
        -----------------
        Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00
        Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                      0.00
        Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                            ----

        Ending balance on May 31, 2001                                                                                      0.00

        Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00

        Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                            ----

        Adjusted New Transferred Property Funding Account Balance                                                           0.00

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending June 1, 2001

Available Amount to Certificate Holders                                                                926,615.12
---------------------------------------

Disbursements from Collection Account (On and after Initial amortization Date)
------------------------------------------------------------------------------

        (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

        (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

        (iii)       Aggregate of: [6.06 c (iii)]
                    (A)          Unreimbursed Servicer Advances from prior periods                                              0.00
                    (B)          Servicer Fee and unpaid Servicer Fee                                                       5,426.49
                    (C)          Servicing Charges inadvertently deposited in Collection Account                                0.00

        (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   217.06

        (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                     2,055.00

        (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

        (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                               53,847.77

        (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                           2,045.85

        (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                             1,999.15

        (x)         Class A Base Principal Distribution Amount and Overdue Class A Principal                              515,761.83
                    [6.06 c (x)]

        (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date                                       0.00
                    [6.06 b (xi)]

        (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal                           17,582.79
                    [6.06 c (xii)] provided no restricting event exists

        (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal                           14,652.32
                    [6.06 c (xiii)] provided no restricting event or issuer restricting event exists

        (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

        (xv)        Prepayments optionally transferred to collection account and disbursed in                                   0.00
                    consideration of the transfer of New Transferred Property not in excess of
                    $5,000,000 [6.06 c (xv)]

        (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                          222,387.76
                    Net of Additional Principal Distribution to Class A, B1 & B2.

                    a.           Class A Additional Principal Distribution Amount                                          85,032.87

                    b.           Class B1 Additional Principal Distribution Amount                                          2,898.85

                    c.           Class B2 Additional Principal Distribution Amount                                          2,415.71

        Reviewed By:

        ______________________________________________________
        E. Roger Gebhart
        COO, EVP Capital Markets & Treasurer